                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(A) of The Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify ] the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

================================================================================

     THE FOLLOWING IS THE TEXT OF A PRESS RELEASE ISSUED BY CHAMPIONSHIP AUTO RACING TEAMS, INC. ON NOVEMBER 10, 2003:

                                [GRAPHIC]

Contact:  Thomas L. Carter, Chief Financial Officer, (317) 715-4195


CHAMPIONSHIP AUTO RACING TEAMS, INC. UPDATES STATUS OF PROPOSED MERGER WITH OPEN WHEEL RACING SERIES

INDIANAPOLIS, IN - (November 10, 2003) - Championship Auto Racing Teams, Inc. ("Championship") (OTCBB: CPNT.OB) announced today that last Thursday, November 6, 2003, it received the comments of the Securities and Exchange Commission's ("SEC") to its preliminary proxy statement relating to the proposed merger with Open Wheel Racing Series LLC that was submitted to the SEC in early October 2003. Championship intends to respond promptly to the comments made by the SEC to the proxy statement and resubmit the revised proxy statement to the SEC later this week.

Championship intends to finalize the proxy statement and mail it to its stockholders as soon as practicable and to set a meeting date for a shareholder vote prior to year-end The meeting could take place as early as December 18, 2003, although there can be no assurance that it will not be later.

Championship Auto Racing Teams, Inc. and Open Wheel Racing Series LLC announced previously they have signed a definitive agreement providing for Open Wheel Racing Series to acquire Championship for cash equivalent to $0.56 per share, based on the number of shares of Championship common stock currently outstanding. The transaction is subject to a number of closing conditions, including approval by Championship's stockholders.

Open Wheel Racing Series is a newly formed holding company owned indirectly by a group of investors including Gerald R. Forsythe, Kevin Kalkhoven and Paul Gentilozzi. Mr. Forsythe or entities owned or controlled by him currently have beneficial ownership of 3,377,400 shares of Championship common stock, approximately 22.9% of the outstanding shares of Championship. These shares will be contributed to Open Wheel Racing Series rather than acquired for cash. Open Wheel Racing Series has previously stated that, if the transaction is completed, it intends to continue to operate the business of Championship, including continuing to sanction the motorsports series currently known as "Bridgestone Presents the Champ Car World Series Powered by Ford."

ABOUT CHAMPIONSHIP AUTO RACING TEAMS, INC.

Championship Auto Racing Teams, Inc. (OTCBB: CPNT.OB) owns, operates and markets the 2003 Bridgestone Presents The Champ Car World Series Powered by Ford. Veteran racing teams such as Newman/Haas Racing, Player's/Forsythe Racing, Team Rahal, Patrick Racing and Walker Racing competed with many new teams this year in pursuit of the Vanderbilt Cup. CART Champ Cars are thoroughbred racing machines that reach speeds in excess of 200 miles per hour, showcasing the technical expertise of manufacturers such as Ford Motor Company, Lola Cars, Walker Racing LLC, (Reynard) and Bridgestone/Firestone North American Tire, LLC.

The 18-race 2003 Bridgestone Presents The Champ Car World Series Powered by Ford was broadcast by television partners CBS and SPEED Channel. CART also owns and operates its top development series, the Toyota Atlantic Championship. Learn more about CART's open-wheel racing series at www.champcarworldseries.com.

SAFE HARBOR STATEMENT

Statements made in this news release that state the company's or management's beliefs or expectations and which are not historical facts or which apply prospectively are forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "forecast," "intend," "could," "would," "estimate," or "continue" or the negative variation thereof or comparable terminology are intended to identify forward looking statements. It is important to note that the company's actual results could differ materially from those contained or implied by such forward-looking statements. The risks and uncertainties to be considered include, but are not limited to, the failure of the proposed merger with Open Wheel to be completed for any reason, CART, Inc.'s new co-promoted and self-promoted events; new television and advertising arrangements; the success of events in new venues; participation by race teams; the current uncertain economic environment and weak advertising market; and availability in capital; among others. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the Company's SEC filings made from time to time, including, but not limited to, the Form 10-K for the year ended December 31, 2002, as amended, and subsequent 10-Qs. Copies of those filings are available from the Company and the Company's website at www.champcarworldseries.com and the SEC and the SEC's website at www.sec.gov.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger with Open Wheel, the Company filed a preliminary proxy statement with the SEC on October 7, 2003. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, WHICH IS AVAILABLE NOW, AND THE DEFINITIVE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, BECAUSE IT CONTAINS AND WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. The preliminary proxy statement is not final and may be amended. A definitive proxy statement will be sent to stockholders of the Company seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the preliminary proxy statement and the definitive proxy statement (when it is available) and other documents filed by the Company with the SEC at the SEC's website at www.sec.gov. Stockholders will receive information at an appropriate time on how to obtain documents relating to the proposed merger for free from the Company.

The Company and its directors, executive officers and certain other members of its management may be deemed to be soliciting proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the Company's participants in the solicitation is set forth in the preliminary proxy statement. Investors may obtain additional information regarding the interests of such participants by reading the preliminary proxy statement and the definitive proxy statement (when it is available).


                                       2